American Century Variable Portfolios, Inc.

Prospectus Supplement

VP International Fund

Supplement dated February 9, 2009 ¢ Prospectus dated May 1, 2008

The following replaces the Annual Fund Operating Expenses table and footnote 2 on page 6 of the prospectus.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees(3)	Other Expenses(4)	Total Annual Fund Operating Expenses
Class I	1.34%	None	0.01%	1.35%
Class II	1.24%	0.25%	0.01%	1.50%
Class III	1.34%	None	0.01%	1.35%
Class IV	1.24%	0.25%	0.01%	1.50%

[2]
The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fund has a stepped fee schedule. As a result, the fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated based on strategy assets for the period from the most recent fiscal year end through January 31, 2009. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights. The fee for the fiscal year ended December 31, 2007 was 1.20% for Class I and Class III, and 1.10% for Class II and Class IV. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management.

The following replaces the Example table on page 6 of the prospectus.

	1 year	3 years	5 years	10 years
Class I	$138	$428	$740	$1,623
Class II	$153	$475	$819	$1,789
Class III	$138	$428	$740	$1,623
Class IV	$153	$475	$819	$1,789

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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